                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): December 4, 1996


                      ImmuLogic Pharmaceutical Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-19117                                                 13-3397957
------------------------                                     -------------------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


           610 Lincoln Street
         Waltham, Massachusetts                                      02154
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (617) 466-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                                Page 1 of 6 Pages
                           Exhibit Index is on Page 4

Item 5.   Other Events.
----------------------

     On December 4, 1996, the Company announced the appointment of Dr. Joseph Marr, M.D., Executive Vice President of Research and Development/Chief Scientific Officer, to the additional position of acting President and Chief Executive Officer. Dr. Marr succeeds Robert J. Gerety, following Dr. Gerety's resignation on December 4, 1996, from the position of President and Chief Executive Officer and Director of the Company.

     In addition, Richard N. Small, Vice President and Chief Financial Officer of the Company has accepted a position as Senior Vice President and Chief Financial Officer at Immune Therapeutics Inc., a start-up biotechnology company in Massachusetts. However, at the request of the Board of Directors, Rich Small has postponed his departure to remain in his current position as Vice President and Chief Financial Officer through a transition period.

Item 7.   Financial Statements and Exhibits.
-------------------------------------------

Exhibit
  No.                              Description
-------                            -----------

 99.1                    Press Release dated December 4, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 13, 1996                 IMMULOGIC PHARMACEUTICAL CORPORATION


                                        /s/  Richard N. Small
                                        ----------------------------------------
                                        By: Richard N. Small,
                                        Title: Vice President and
                                               Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit No.                             Exhibit
-----------                             -------

99.1                          Press Release, dated December 4, 1996